EXHIBIT 21

                         SINCLAIR BROADCAST GROUP, INC.

                    LIST OF SUBSIDIARIES AS OF MARCH 15, 1999
                    -----------------------------------------

ACRODYNE COMMUNICATIONS, INC. (no subsidiaries)

SINCLAIR ACQUISITION II INC. (no subsidiaries)

SINCLAIR COMMUNICATIONS, INC.
          WLFL, Inc.
              WLFL Licensee, LLC
              FSF-TV, Inc.
              Sinclair Radio of Greenville Licensee, Inc.
          Sinclair Media I, Inc.
              WPGH Licensee, LLC
              KDNL Licensee, LLC
          Sinclair Media III, Inc.
              WSTR Licensee, Inc.
              Sinclair Radio of Kansas City Licensee, LLC
              WCHS Licensee, LLC
          KDSM, Inc.
              KDSM Licensee, LLC
              Sinclair Capital
          KSMO, Inc.
              KSMO Licensee, Inc.
          WYZZ, Inc.
              WYZZ Licensee, Inc.
          WSMH, Inc.
              WSMH Licensee, LLC
          WTVZ, Inc.
              WTVZ Licensee, LLC
          KLGT, Inc.
              KLGT Licensee, LLC
          WGME, Inc.
              WGME Licensee, LLC
          Sinclair Acquisition IV, Inc.
              KGAN Licensee, LLC
              WOKR Licensee, LLC
              WICD Licensee, LLC
              WICS Licensee, LLC
          WTTO, Inc.
              WTTO Licensee, LLC


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          WCGV, Inc.
              WCGV Licensee, LLC
              Sinclair Radio of Milwaukee Licensee, LLC
          Sinclair Media II, Inc.
              WTTE, Channel 28 Licensee, Inc.
              SCI-Indiana Licensee, LLC
              KUPN Licensee, LLC
              WEAR Licensee, LLC
              WSYX Licensee, Inc.
          Chesapeake Television, Inc.
              Chesapeake Television Licensee, LLC
              SCI-Sacramento Licensee, LLC
              KABB Licensee, LLC
              WLOS Licensee, LLC
          Sinclair Radio of St. Louis, Inc.
              Sinclair Radio of St. Louis Licensee, LLC
          Sinclair Radio of Los Angeles, Inc.
              Sinclair Radio of Los Angeles Licensee, Inc.
          WGGB, Inc.
              WGGB Licensee, LLC
          Sinclair Radio of Buffalo, Inc.
              Sinclair Radio of Buffalo Licensee, LLC
          Sinclair Radio of Wilkes-Barre, Inc.
              Sinclair Radio of Wilkes-Barre Licensee, LLC
          Sinclair Radio of Nashville, Inc.
              Sinclair Radio of Nashville Licensee, Inc.
          Sinclair Radio of New Orleans, LLC
              Sinclair Radio of New Orleans Licensee, LLC
          Sinclair Radio of Memphis, Inc.
              Sinclair Radio of Memphis Licensee, Inc.
          KOCB, Inc.
              KOCB Licensee, LLC
          WDKY, Inc.
              WDKY Licensee, LLC
          Tuscaloosa Broadcasting, Inc.
              Tuscaloosa Broadcasting Licensee, Inc.
              WNNE Licensee, Inc.
              Sinclair Radio of Portland Licensee, Inc.
              WPTZ Licensee, Inc.
              Sinclair Radio of Norfolk Licensee, LLC
              Sinclair Radio of Rochester Licensee, Inc.
          Sinclair Communications of Portland, Inc.
          WTWC, Inc.
              WTWC Licensee, LLC
          Sinclair Holdings I, Inc.


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          Sinclair Holdings II, Inc.
          Sinclair Holdings III, Inc.

          Sinclair Properties, LLC
              Sinclair Radio of Norfolk/Greensboro Licensee, L.P.
              KBSI Licensee L.P.
              KETK Licensee L.P.
              WMMP Licensee L.P.
              WSYT Licensee L.P.
          Max Television of Dayton L.P.
          Max Television of Tri-Cities, L.P.

SINCLAIR COMMUNICATIONS II, INC.
          Sinclair Television Company, Inc.
          Sinclair Television of Nevada, Inc.
              Sinclair Television License Holder, Inc.
              Sinclair Television of Dayton, Inc.
              Sinclair Television of Oklahoma, Inc.
              Sinclair Television of Charleston, Inc.
              Sinclair Television of Nashville, Inc.
                     Sinclair Television of Tennessee, Inc.
              Cascom International, Inc.
              Sinclair Media V, Inc.
              Sinclair Television of Buffalo, Inc.
              Sinclair Television of Utica, Inc.
              Sinclair Media IV, Inc.